                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SMART SMS CORP. (FORMERLY AMERICAN IDC CORP.) (the "COMPANY") on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, STEAPHAN WEIR, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the SARBANES-OXLEY ACT OF 2002, to my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the SECURITIES EXCHANGE ACT OF 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ STEAPHAN WEIR
-------------------------
STEAPHAN WEIR
Chief Executive Officer

Date: December 21, 2007